Scudder
Tax Free
Money Fund


Semiannual Report
June 30, 1997

Pure No-Load(TM) Funds


A money market fund offering opportunities for tax-free income and stability of principal from high-quality, short-term tax-exempt securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER  (logo)

           Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Portfolio Management Discussion
   6  Investment Portfolio
  12  Financial Statements
  15  Financial Highlights
  16  Notes to Financial Statements
  20  Officers and Trustees
  21  Investment Products and Services
  22  Scudder Solutions


                                    In Brief

o Scudder Tax Free Money Fund's 30-day net annualized yield at the end of June was 3.16%. To match the Fund's yield during the same 30-day time frame, investors in the 36% and 39.6% tax brackets would have had to earn 4.94% and 5.23%, respectively, from a comparable taxable investment.

o Given the strong economic data that emerged early in the first quarter of 1997, our strategy has been to moderate potential market volatility and focus on maintaining a stable $1.00 share price while providing a competitive money market yield. At the end of June, the Fund's average maturity stood at 46 days.

                        2 - Scudder Tax Free Money Fund

                        Letter From the Fund's President

Dear Shareholders,

     Throughout the first half of Scudder Tax Free Money Fund's 1997 fiscal year, inflation remained dormant, yet investors responded to strong economic growth as if higher prices were just around the corner. At the end of March, the Federal Reserve engineered a small increase in short-term interest rates. The anticipation of this event in the financial markets affected all types of fixed-income investments. However, those most sensitive to changes in the level of interest rates -- longer-maturity bonds -- were the hardest hit.

     In contrast, your Fund's focus on the shortest-maturity and highest-quality securities enabled it to maintain the $1.00 share price that is one of its primary objectives while providing competitive money market income free from regular federal income taxes during the period.

     To keep you abreast of developments within the Scudder family of funds, we would like to take this opportunity tell you about a newcomer to Scudder's mutual fund lineup: Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States. For a complete listing of Scudder's mutual fund offerings, see page 21.

     Despite near-term uncertainty in the financial markets, we believe the global economic landscape provides an excellent long-term backdrop for fixed-income investors. In the report that follows, your fund's managers discuss the events of the past six months as well as their outlook for the remainder of the year. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Tax Free Money Fund

                        3 - Scudder Tax Free Money Fund

                         Portfolio Management Discussion
Dear Shareholders,

During the first half of your Fund's 1997 fiscal year, investors continued to grapple with an interesting paradox: growth without inflation. As the economy completed its sixth year of uninterrupted growth, economists and other market pundits strained to see rising prices behind each new release of positive economic data. But inflation was nowhere in sight.

Economic activity heated up in earnest in late 1996 and went on to deliver 5.9% GDP growth in the first quarter of 1997. Unemployment dropped to its lowest level since 1973, and investors widely anticipated March's increase in the federal funds rate. After much interim volatility, fixed-income investments rallied in the remaining weeks through June 30, as data began to suggest that growth in the second quarter would be slower.

Your Fund's investments in ultra short-term, high-quality municipal securities acted as a buffer during this period of uncertainty. Scudder Tax Free Money Fund maintained its $1.00 share price throughout the period and, as interest rates edged higher, was able to provide a higher level of income, contributing to a positive total return of 1.50% for the period. The Fund's 30-day net annualized yield at the end of June was 3.16%. To match the Fund's yield during the same 30-day time frame, investors in the 36% and 39.6% tax brackets would have had to earn 4.94% and 5.23%, respectively, from a comparable taxable investment.

                         Maturity Management Adds Value

Few tools are as important to the management of a money-market portfolio as its average maturity. Shorter maturities are generally sought for their safety and liquidity -- the primary goals of Scudder Tax Free Money Fund. Longer maturities tend to provide higher yields to reward investors for taking additional risk. The Fund's average maturity was approximately 41 days in January. Given the strong economic data that emerged early in the first quarter of 1997, our strategy was to moderate potential market volatility and to look for opportunities to buy various short-term securities when we believed they offered good value. At the end of June, the Fund's average maturity stood at 46 days.

                              A Balanced Portfolio

Your fund's portfolio is structured with a combination of commercial paper, municipal notes, and variable-rate demand notes. Commercial paper allows us to lock in relatively attractive rates over a period of one to three months. Variable-rate notes (VRDNs) have a distinctly different appeal. Since their yields fluctuate with the prevailing level of interest rates, VRDNs have enabled the portfolio to participate in each incremental rise in rates during the period. VRDNs also add a considerable amount of price stability. Since these securities are held at par, their coupons -- not their prices -- fluctuate along with the level of short-term interest rates.

                        4 - Scudder Tax Free Money Fund

                              A Cautionary Outlook

By the end of June, a host of crucial economic reports had suggested inflation now is less of a threat than many predicted. The six-year-old expansion may very well wind down, paving the way for lower interest rates and a sustained bond market rally. Importantly, profit expectations may be overly optimistic, given that many companies are unable to raise prices. The Fed continues to patiently monitor economic indicators.

The timing of an economic downturn is difficult to predict, however. For now, growth is strong and reported profits continue to exceed expectations. Although the Fed left interest rates unchanged at its May 20 and July 2 meetings, it may find sufficient reason to raise rates later this year. Given this uncertain outlook for investors in fixed-income instruments, we believe Scudder Tax Free Money Fund will likely have another chance to demonstrate the value of owning a short-term investment vehicle as part of a well-diversified portfolio. Going forward, we will continue to look for opportunities to add value with securities ranging in maturity from one day to one year, while striving to meet your goals of price stability and liquidity.

Sincerely,

Your Portfolio Management Team


/s/K. Sue Cote              /s/Donald C. Carleton
K. Sue Cote                 Donald C. Carleton


/s/Rebecca L. Wilson
Rebecca L. Wilson

                        5 - Scudder Tax Free Money Fund

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska
Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991-A, Weekly
  Demand Note, 4.2%, 6/1/26* ................................................... 10,000,000          A1+            10,000,000
Valdez, AK, Marine Term Revenue, Series 1993 A, Variable Rate, 4%, 12/1/33* ....  1,300,000          A1+             1,300,000
Valdez, AK, Marine Terminal, ARCO Transportation Alaska Inc. Project,
  Series 1994 A, Tax Exempt Commercial Paper, 3.6%, 10/21/97 ...................  1,200,000          MIG1            1,200,000
Arizona
Apache County Industrial Development Revenue, Tuscan Electric Co.,
 Springerville Project:
   Series 1983 B, Weekly Demand Note, 4.2%, 12/15/18* ..........................  2,500,000          A1+             2,500,000
   Series 1985 A, Weekly Demand Note, 4.15%, 12/1/20* ..........................  1,500,000          A1+             1,500,000
Maricopa County, AZ, Industrial Development Authority, Royal Oaks Sun City
  Project, Weekly Demand Note, 4.1%, 9/1/02* ...................................    200,000          MIG1              200,000
Maricopa County, AZ, Pollution Control Revenue:
  Series 1985 D, Tax Exempt Commercial Paper, 3.55%, 8/20/97 ...................  2,000,000          A1              2,000,000
  Series 1985 F, Tax Exempt Commercial Paper, 3.5%, 7/15/97 ....................  2,000,000          A1              2,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
  Series 1992 A, Weekly Demand Note, 4.2%, 7/1/22* .............................  2,100,000          A1+             2,100,000
Pima County, AZ, Industrial Revenue Authority, Series 1990, Daily Demand Note,
  4.2%, 5/1/25* ................................................................  4,000,000          MIG1            4,000,000
Salt River, AZ, Agricultural Improvement District, Tax Exempt Commercial Paper,
  3.6%, 10/21/97 ...............................................................  3,000,000          A1+             3,000,000
California
City of Riverside, CA, Countrywood Apartments, Multi-Family Revenue, Series
  1985 D, Weekly Demand Bonds, 4.25%, 5/1/05* ..................................  1,000,000          SS&C            1,000,000
Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series B, Weekly Demand Bonds, 4%, 10/1/05* ..................................  1,700,000          SS&C            1,700,000
Los Angeles County, CA, Tax and Revenue Anticipation Notes, Series 1997 A, 4.5%,
  6/30/98 ......................................................................  3,000,000          SP1+            3,018,720
Riverside, CA, Multi-Family Housing Revenue, Polk Apartments, Weekly Demand
  Note, 4.125%, 12/1/23* .......................................................  2,000,000          A1              2,000,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Agency,
  Series 1985, Weekly Demand Note, 4.25%, 6/1/05* ..............................  5,000,000          SS&C            5,000,000
Colorado
Northglenn, CO, Industrial Development Revenue, 4.125%, 1/1/09* ................  1,400,000          MIG1            1,400,000
Regional Transportation District Colorado Special Passenger Fair Revenue Bond,
  Series 1989 A, Daily Demand Note, 4.15%, 6/1/99* .............................  1,700,000          A1+             1,700,000

    The accompanying notes are an integral part of the financial statements.


                         6 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia
District of Columbia, General Obligation:
  General Fund Recovery, Series 1991 B, Daily Demand Note, 4.1%, 6/1/03* .......  2,000,000          MIG1            2,000,000
  Series B1, Daily Demand Note, 4.1%, 6/1/03* ..................................  1,600,000          A1+             1,600,000
Florida
Broward County, FL, Housing Finance Authority, Welleby Apartments Project,
  Weekly Demand Note, 4.15%, 12/1/06* ..........................................  1,000,000          SS&C            1,000,000
City of Gainesville, FL, Utilities System, Tax Exempt Commercial Paper:
  3.65%, 9/11/97 ...............................................................  1,391,000          A1+             1,391,000
  3.6%, 10/21/97 ...............................................................  1,043,000          A1+             1,043,000
  3.75%, 11/13/97 ..............................................................  2,000,000          A1+             2,000,000
Dade County, FL, Water and Sewer System Revenue, Series 1994, Weekly Demand
  Note, 4.15%, 10/5/22 (c)* ....................................................  2,000,000          A1+             2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
  Finance Corp., 1984 Series H-2, Weekly Demand Note, 4.2%, 3/15/14* ...........  2,500,000          A1+             2,500,000
Georgia
DeKalb Private Hospital Authority, Egleston Children's Hospital at Emory
  University,Series 1994 B, Weekly Demand Note, 4.2%, 3/1/24* ..................  5,000,000          A1+             5,000,000
Idaho
Idaho State Tax Anticipation Notes, Series 1997, 4.625%, 6/30/98 ...............  1,500,000          MIG1            1,510,725
Illinois
Illinois Development Finance Authority:
  Molex Inc. Project, Series 1985, Weekly Demand Note, 4.2%, 7/1/05* ...........  1,000,000          SS&C            1,000,000
  Pollution Control Revenue, Weekly Demand Note, 4.4%, 4/1/32 (c)* .............  1,700,000          AAA             1,700,000
Illinois Educational Facilities Authority, University Pooled Finance Program,
 Weekly Demand Note, 4.15%, 12/1/05 (c)* .......................................  2,275,000          MIG1            2,275,000
Illinois Rush Presbyterian Hospital, Series 1989 A, Tax Exempt Commercial
 Paper, 3.4%, 7/24/97 ..........................................................  2,500,000          A1+             2,500,000
Pekin, IL, Industrial Development Revenue Refunding Bonds, BOC Group, Series
 1992, Weekly Demand Note, 4.2%, 9/1/12* .......................................  5,000,000          SS&C            5,000,000
Skokie, IL, Skokie Fashion Square Weekly Demand Note, Series 1984, 4.25%,
  12/1/14* .....................................................................  2,000,000          MIG1            2,000,000
Indiana
Hoosier Energy Rural Electric Project, Sullivan, IN, Series 1985 L, Tax Exempt
  Commercial Paper, 3.6%, 10/21/97 .............................................    400,000          A1+               400,000
Indianapolis, Indiana, Local Public Improvement Bond Bank Notes, Series 1996 H:
  4.125%, 7/10/97 ..............................................................    500,000          SP1+              500,072

    The accompanying notes are an integral part of the financial statements.


                         7 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
  4.125%, 7/10/97 ..............................................................  2,000,000          SP1+            2,000,287
Iowa
Iowa Schools Cash Anticipation Program, Series 1997 A, 4.5%, 6/26/98 ...........  2,000,000          SP1+            2,013,292
Kentucky
Kentucky Development Finance Authority, Healthcare System, Appalachian Regional
  Health Care, Series 1991, Weekly Demand Note, 4.3%, 9/1/06* ..................  1,600,000          MIG1            1,600,000
Mayfield, KY, Multi-City Lease Revenue Kentucky League of Cities Funding Trust,
  Weekly Demand Note, Series 1996, 4.3%, 7/1/26* ...............................  1,400,000          MIG1            1,400,000
Maryland
Anne Arundel County, MD, Baltimore Electric & Gas Company, Tax Exempt
  Commercial Paper, 3.85%, 9/12/97 .............................................  3,600,000          A1              3,600,000
Massachusetts
Massachusetts Bay Transportation Authority Notes, MA, Series B, 4.75%, 9/5/97* .  1,000,000          SP1             1,001,391
Michigan
Wayne Charter County, MI, Airport Revenue, Detroit Metropolitan County,
  Series 1996 B, Weekly Demand Note, 4.2%, 12/1/16* ............................  3,000,000          MIG1            3,000,000
Minnesota
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
  Weekly Demand Note, 4.5%, 8/1/12* ............................................  1,100,000          AAA             1,100,000
Minnesota Municipal Power Agency, Tax Exempt Commercial Paper, 3.9%, 7/18/97 ...  2,000,000          P1              2,000,000
Missouri
Missouri HEFA School District Advance Funding Notes, Series 1996 C, Kansas City
  School District, 4.5%, 9/8/97 ................................................  2,000,000          SP1+            2,002,185
Missouri State Health and Educational Facilities Authority, Health Facilities
  Revenue, Sisters of Mercy, Weekly Demand Note, 4.15%, 6/1/19* ................  3,000,000          MIG1            3,000,000
St. Charles County, MO, Industrial Development Authority, Multi-Family Housing,
  Sun River Apartments, Weekly Demand Note, 4.1%, 12/1/07* .....................  3,200,000          MIG1            3,200,000
New Jersey
Salem County, NJ, Industrial Pollution Control Financing Authority, E.I.
  du Pont de Nemours and Co., Floating Rate Demand Note, 3.8%, 3/1/12* ......... 11,400,000          P1             11,400,000
New Mexico
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991, Weekly Demand Note,
  4.2%, 7/1/22* ................................................................  1,000,000          A1+             1,000,000
New York
New York City Health and Hospital Corporation Revenue, Series 1997 A, Weekly
  Demand Note, 4.1%, 2/15/26* ..................................................  1,500,000          MIG1            1,500,000

    The accompanying notes are an integral part of the financial statements.


                         8 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
North Dakota
Grand Forks, ND, Hospital Facilities Revenue, Daily Demand Note, 4.15%,
  12/1/16* .....................................................................  1,700,000          MIG1            1,700,000
Mercer County, ND, Pollution Control Revenue, Cooperative Finance Corp.,
  United Power, Weekly Demand Note, 4.2%, 8/15/14* .............................  3,050,000          A1              3,050,000
Ohio
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 4.15%, 3/1/17* ............................................    800,000          MIG1              800,000
Pennsylvania
Bucks County, PA, Oxford Falls Plaza, Series 1984, Weekly Demand Note,
  4.375%, 10/1/14* .............................................................  9,100,000          MIG1            9,100,000
Delaware County, PA, Airport Facilities Revenue, United Parcel Service, Daily
  Demand Note, 4%, 12/1/15* ....................................................  3,000,000          AAA             3,000,000
Elk County, PA, Industrial Development Authority, Series 1989, Weekly
  Demand Note, 4.42%, 3/1/04* ..................................................  1,000,000          SS&C            1,000,000
Emmaus, PA, General Authority Local Government, Revenue Bond Pool Program:
  Weekly Demand Note, 4.2%, 3/1/24* ............................................  2,500,000          A1+             2,500,000
  Series 1989 G, Weekly Demand Note, 4.2%, 3/1/24* .............................  3,700,000          A1+             3,700,000
Erie County, PA, Tax Anticipation Notes, Series 1997, 4.25%, 12/31/97 ..........  5,000,000          MIG1            5,000,000
Lancaster, PA, Multi-Family Revenue, Series 1985, Weekly Demand Note, 4.25%,
  2/1/05* ......................................................................  3,650,000          A1              3,650,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue,
  Series 1997 A, Weekly Demand Note, 4.25%, 3/1/27* ............................  2,000,000          MIG1            2,000,000
Philadelphia, PA, School District Tax and Revenue Anticipation Notes, Series
  1993 A, 4.5%, 7/1/98 (c) .....................................................  1,000,000          AAA             1,005,824
Temple University of the Commonwealth, PA, Higher Education, Series 1997,
  4.75%, 5/18/98 (c) ...........................................................  2,000,000          SP1+            2,014,374
Puerto Rico
Puerto Rico Commonwealth, Tax and Revenue Anticipation Notes, Series 1996 A,
  4%, 7/30/97 ..................................................................  2,000,000          MIG1            2,000,889
South Carolina
Orangeburg County, SC, Solid Waste Disposal Facilities Revenue, Series 1994,
  Daily Demand Note, 4.15%, 11/1/24* ...........................................    100,000          MIG1              100,000
South Carolina Jobs-Economic Development Authority, Franciscan Sisters of the
  Poor, St. Francis Hospital, Variable Rate Daily Demand Note, 4.1%, 7/1/22* ...    985,000          MIG1              985,000
South Carolina Public Service Authority, Revenue Promissory Notes, Tax Exempt
  Commercial Paper, 3.4%, 7/18/97 ..............................................  3,500,000          P1              3,500,000

    The accompanying notes are an integral part of the financial statements.


                         9 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Tennessee
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments, Weekly
  Demand Note, Series 1985, 4.15%, 12/1/21* ....................................  6,100,000          MIG1            6,100,000
Texas
Austin, TX, Utility Systems, Series 1996, Tax Exempt Commercial Paper, 3.65%,
  8/26/97 ......................................................................  1,000,000          A1+             1,000,000
Board of Regents, University of Texas, System University Fund, Tax Exempt
  Commercial Paper, 3.7%, 8/11/97 ..............................................  3,000,000          A1+             3,000,000
Brazos, TX, Harbor Institutional Project, Series 1986, Tax Exempt Commercial
  Paper, 3.4%, 8/7/97 ..........................................................    600,000          A1                600,000
Camp County, TX, Industrial Development, Pollution Control Revenue, Texas Oil &
  Gas Corp., Floating Rate Demand Bond, 4.3%, 12/1/13* .........................  2,000,000          A1              2,000,000
Dallas, TX, Area Transit, Tax Exempt Commercial Paper, 3.5%, 7/10/97 ...........  1,000,000          A1+             1,000,000
Harris County Children's Hospital, Series 1996, Weekly Demand Note, 4.05%,
  8/1/20* ......................................................................  1,000,000          A1+             1,000,000
Panhandle-Plains, TX, Higher Education Authority, Student Loan Revenue,
  4.25%, 6/1/25 ................................................................  1,900,000          MIG1            1,900,000
San Antonio, TX, Electric & Gas City Public Services, Tax Exempt Commercial
  Paper, 3.6%, 10/9/97 .........................................................  3,000,000          A1+             3,000,000
San Antonio, TX, Industrial Development Authority, River Center Associates
  Project, Weekly Demand Note, 4.25%, 12/1/12* .................................  3,400,000          SS&C            3,400,000
State of Texas Tax and Revenue Anticipation Notes Series 1996, 4.75%, 8/29/97 ..  1,000,000          MIG1            1,001,279
State of Texas, General Obligation, Veterans Housing Assistance Refunding
  Bonds, Series 1995, Weekly Demand Note, 4.15%, 12/1/16* ......................  1,000,000          A1+             1,000,000
Texas Tax and Revenue Anticipation Notes, Series 1996, 4.75%, 8/29/97 ..........  8,000,000          SP1+            8,013,677
Utah
Intermountain Power Agency, UT, Series 1985 F, Tax Exempt Commercial Paper,
  3.5%, 7/29/97 ................................................................  1,700,000          MIG1            1,700,000
Salt Lake City, UT, Tax Exempt Commercial Paper, 3.7%,11/13/97 .................  2,000,000          A1+             2,000,000
Utah Board of Regents, Student Loan Revenue Series 1988, Weekly Demand Note,
  4.25%, 11/1/13 (c)* ..........................................................  2,500,000          MIG1            2,500,000
Washington
Student Loan Finance Association, WA, Series 1988 A, Weekly Demand Note, 4.2%,
  1/1/04* ......................................................................  2,000,000          MIG1            2,000,000
Washington Motor Vehicle Fuel Tax, Series 1996, 5%, 7/1/98 .....................  2,000,000          AA              2,022,882
Washington State Public Power Supply System, Nuclear Project #2, Series 1993 B,
  4.3%, 7/1/98 (c) .............................................................  2,000,000          AAA             2,007,359

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Tax Free Money FundD

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin
Milwaukee County, WI, Series 1992 A, 4.8%, 9/1/97 ..............................  2,000,000          A1              2,003,083
Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing,
  Floating Rate Demand Note:
   Series 1982, 4.5%, 8/1/17 (c)* .............................................   2,300,000          AAA             2,300,000
   Series 1983, 4.5%, 12/1/01* ................................................     900,000          AAA               900,000
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $216,410,039) (a)                                                       216,410,039
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $216,410,039.
  (b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined by the Adviser to be of comparable quality to rated eligible securities.
  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.
    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1997 (Unaudited)

 Assets
 --------------------------------------------------------------------------------------------------------------------
                  Investments, at value (amortized cost $216,410,039) ........................   $ 216,410,039
                  Cash .......................................................................       8,776,109
                  Receivable for investments sold ............................................          15,000
                  Receivable for Fund shares sold ............................................       3,126,488
                  Interest receivable ........................................................       1,664,613
                  Other assets ...............................................................          10,945
                                                                                                 --------------
                  Total assets ...............................................................     230,003,194
 Liabilities
 --------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..........................................       4,529,445
                  Payable for Fund shares redeemed ...........................................       2,072,991
                  Dividends payable ..........................................................          41,501
                  Accrued management fee .....................................................          60,651
                  Other payables and accrued expenses ........................................          83,587
                                                                                                 --------------
                  Total liabilities ..........................................................       6,788,175
                  ---------------------------------------------------------------------------------------------
                  Net assets, at value                                                           $ 223,215,019
                  ---------------------------------------------------------------------------------------------
 Net Assets
 --------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net realized loss ..............................................        (699,042)
                  Paid-in capital ............................................................     223,914,061
                  ---------------------------------------------------------------------------------------------
                  Net assets, at value                                                           $ 223,215,019
                  ---------------------------------------------------------------------------------------------
 Net Asset Value
 --------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($223,215,019 /
                   223,043,627 outstanding shares of beneficial interest, $.01 par value,        --------------
                   unlimited number of shares authorized) ....................................           $1.00
                                                                                                 --------------

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Tax Free Money Fund

                             Statement of Operations

                   six months ended June 30, 1997 (Unaudited)

 Investment Income
 --------------------------------------------------------------------------------------------------------------------
                  Interest .............................................................     $   4,021,658
                                                                                             --------------
                  Expenses:
                  Management fee .......................................................           550,364
                  Services to shareholders .............................................           143,541
                  Custodian and accounting fees ........................................            43,568
                  Trustees' fees .......................................................            17,695
                  Reports to shareholders ..............................................            27,136
                  Auditing .............................................................            20,617
                  Registration fees ....................................................            25,250
                  Legal ................................................................            12,087
                  Other ................................................................             9,948
                                                                                             --------------
                  Total expenses before reductions .....................................           850,206
                  Expense reductions ...................................................          (134,733)
                                                                                             --------------
                  Expenses, net ........................................................           715,473
                  -----------------------------------------------------------------------------------------
                  Net investment income                                                          3,306,185
                  -----------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 --------------------------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------
                  Net realized loss from investments                                                (2,932)
                  -----------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $   3,303,253
                  -----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                  Six Months
                                                                                     Ended
                                                                                   June 30,        Year Ended
                                                                                     1997         December 31,
 Increase (Decrease) in Net Assets                                                (Unaudited)         1996
 ------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ....................................     $  3,306,185    $  6,491,913
                  Net realized gain (loss) from investment transactions ....           (2,932)          3,478
                                                                                 -------------   -------------
                  Net increase in net assets resulting from operations .....        3,303,253       6,495,391
                                                                                 -------------   -------------
                  Distributions to shareholders from net investment income .       (3,306,185)     (6,491,913)
                                                                                 -------------   -------------
                  Fund share transactions at net asset value of $1.00 per share:
                  Shares sold ..............................................      364,826,066     544,612,524
                  Shares issued to shareholders in reinvestment of
                  distributions.............................................        3,014,004       5,875,747
                  Shares redeemed ..........................................     (364,867,360)   (569,334,268)
                                                                                 -------------   -------------
                  Net increase (decrease) in net assets from Fund share
                  transactions..............................................        2,972,710     (18,845,997)
                                                                                 -------------   -------------
                  Increase (decrease) in net assets ........................        2,969,778     (18,842,519)
                  Net assets at beginning of period ........................      220,245,241     239,087,760
                                                                                 -------------   -------------
                  Net assets at end of period ..............................     $223,215,019    $220,245,241
                                                                                 -------------   -------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                               Ended
                              June 30,
                                1997                                 Years Ended December 31,
                             (Unaudited)   1996    1995    1994     1993    1992    1991    1990     1989    1988    1987
 ---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning   ----------------------------------------------------------------------------------------------
   of period ................. $1.000     $1.000  $1.000  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000
                              ----------------------------------------------------------------------------------------------
 Net investment income .......   .015       .029    .032    .022     .018    .025    .041    .053     .057    .046    .040
 Less distributions from net
   investment income .........  (.015)     (.029)  (.032)  (.022)   (.018)  (.025)  (.041)  (.053)   (.057)  (.046)  (.040)
 Net asset value, end of      ----------------------------------------------------------------------------------------------
   period .................... $1.000     $1.000  $1.000  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000
 ---------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ............   1.50**     2.91    3.27    2.26     1.86    2.54    4.20    5.44     5.83    4.73    4.03
 Ratios and Supplemental Data
 Net assets, end of period
   ($ millions) ..............    223        220     239     257      222     267     279     303      279     358     390
 Ratio of operating expenses
   net, to average daily net
   assets (%) ................   .65*        .70     .75     .77      .75     .73     .70     .72      .70     .67     .66
 Ratio of operating expenses
   before expense reductions
   to average daily net
   assets ....................   .77*        .75     .75     .77      .75     .73     .70     .72      .70     .67     .66
 Ratio of net investment
   income to average daily
   net assets (%) ............  3.00*       2.86    3.21    2.24     1.84    2.53    4.12    5.30     5.67    4.61    4.03

 *  Annualized
 ** Not annualized


                        15 - Scudder Tax Free Money Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $696,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 2000 ($7,000), December 31, 2001 ($29,000), and December 31, 2002 ($38,000), December
31, 2003 ($78,000), December 31, 2004 ($544,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable


                        16 - Scudder Tax Free Money Fund
monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than .65% of average daily net assets until April 30, 1998. For the six months ended June 30, 1997, the Adviser imposed fees amounting to $415,631, which was equivalent to an annual effective rate of .38% of the Fund's average daily net assets. The Adviser did not impose fees amounting to $134,733.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $102,550, of which $16,923 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $22,332, of which $3,696 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $17,695.


                        17 - Scudder Tax Free Money Fund

                                    This Page
                                  intentionally
                                   left blank.







                        18 - Scudder Tax Free Money Fund

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                                  intentionally
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                        19 - Scudder Tax Free Money Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Kathryn L. Quirk*
Vice President and Trustee

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

K. Sue Cote*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

*Scudder, Stevens & Clark, Inc.

                        20 - Scudder Tax Free Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        21 - Scudder Tax Free Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                        22 - Scudder Tax Free Money Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                        23 - Scudder Tax Free Money Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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